LONG-TERM LOAN	6 Months Ended
Jun. 30, 2012
LONG-TERM LOAN [Abstract]
LONG-TERM LOAN

NOTE 7 - LONG-TERM LOAN

In January 2009, InspireMD Ltd. signed a loan agreement with Mizrahi Tefahot Bank. According to the agreement, InspireMD Ltd. was entitled to receive the following:

1.	A loan (the "First Loan") amounting to $750 thousand, bearing annual interest (paid quarterly) equal to the London Interbank Offer Rate plus 4%. The loan was payable in eight quarterly installments beginning in April 2010.
2.	An additional loan (the "Second Loan") amounting to $750 thousand, to be received no later than August 3, 2009, subject to certain terms. InspireMD Ltd. did not meet the specific terms and therefore was not able to receive the Second Loan.
3.	A credit line amounting to $500 thousand for the purpose of financing export shipments. The credit line was not utilized by the Company.

In addition, InspireMD Ltd. was required to pay an additional $250 thousand in the following events:

1.	A liquidity event of at least $100 million (as stipulated in the agreement); or
2.	An IPO in which the Company's valuation was at least $100 million.

InspireMD Ltd. granted to the bank a floating lien on all of its assets, as well as a fixed lien on all of its intellectual property and rights of future payments from the Company's clients. InspireMD Ltd. also committed to maintain in its bank account a minimum of $250 thousand in order to support an estimated cash burn rate of three months of activity based on average monthly cash flow in the preceding three months. This amount was recorded in the Consolidated Balance Sheets under "Restricted cash."

On February 2009 InspireMD Ltd. received the First Loan and in accordance with the loan agreement, issued 58,704 ordinary shares to the bank. Subsequently, InspireMD Ltd. estimated the fair value of the First Loan, the Second Loan, the credit line and the 58,704 ordinary shares issued to the bank using the following assumptions:

1.	Discount rate of 25.13% per year calculated by using Altman-Z score model
2.	Probability of realizing the Second Loan - 40%
3.	Probability of realizing the credit line - 80%

The relative fair value of each component based on the valuation report was as follows:

1.	The First Loan - $540 thousand
2.	The Second Loan option - $20 thousand
3.	The credit line - $59 thousand
4.	The 58,704 ordinary shares issued to the bank - $290 thousand

The First Loan was subsequently measured at amortized cost on the basis of the effective interest method over the loan period.

The Second Loan option and the credit line have been recorded in the Consolidated Financial Statements in "Financial expenses" during 2009.

The 58,704 ordinary shares were recorded as equity according to their fair market value at the time.

Direct transaction costs of $41 thousand were recorded as deferred debt issuance costs in the Consolidated Balance Sheet and were amortized over the First Loan period.

In November 2010, InspireMD Ltd. was asked by Mizrahi Tefahot Bank to grant it a fixed lien in the amount of $300 thousand that would replace the $250 thousand of restricted cash since the actual cash burn rate was higher than the cash amount maintained in the Company's bank account. The transaction was effectuated in January 2011.

On July 20, 2011, Mizrahi Tefahot Bank approved the release of a fixed lien in the amount of $300 thousand. Following the approval, $300 thousand of restricted cash was classified to cash and cash equivalents.

In March 2012, following the complete repayment of the loan, Mizrahi Tefahot Bank approved the release of the floating lien.